Exhibit 99.3

Risks Related to the Avast plc Business

For purposes of these risk factors Avast plc, together with its subsidiaries, is defined as “Avast” or “the Avast Group.”

The data Avast stores, such as customer data and the systems that store, manage and process this data could become compromised.

The Avast Group’s data and systems risk has increased as a result of higher levels of online activity during COVID-19 as well as due to increased cyber disruption and threats.

Failure to protect the data Avast stores and the systems that store this data could:

●	result in our systems becoming compromised, resulting in the leakage of data and / or the interruption of services for customers;

●	have a material adverse impact on its reputation, its ability to provide services and updates, potentially resulting in a material decline in its user base;

●	result in increased litigation (including class actions), investigations, fines and censure by governmental and regulatory bodies, resulting in negative financial consequences; and

●	impact management time and resources.

Growing uncertainty in the macroeconomic environment has impacted and may further impact Avast Group’s business, results of operations or financial condition.

The global economic environment has become more uncertain due to the conflict in Ukraine, the global recovery following the COVID-19 pandemic and the impact of the post Brexit UK-EU relationship. There is a risk of a global recession and slowing economy.

The Ukraine conflict has already resulted in the Avast Group stopping new business and renewals in Russia and Belarus. If additional sanctions are imposed in other jurisdictions, this may lead to a loss in sales and revenue, which will impact Avast Group’s business, results of operations and financial condition.

Uncertainty continues to surround the global recovery following COVID-19. The imposition of controls set by governments limits the movement of people and slows down the economic growth in most countries. There is uncertainty about when we will return to a ‘new normal,’ or even what a ‘new normal’ is, and the threat of a further disruption from global political, environmental, social, and health events exists. The uncertainty and lower level of economic activity may reduce consumer demand. In addition, employees may continue to be forced to work from home or adopt a hybrid working model with the risk of reducing productivity. The travel restrictions imposed by governments may also limit the ability of staff to travel internationally, or locally, and hence collaborate with each other and third parties.

Furthermore, there may be unknown future political, health and environmental events that may also impact the macroeconomic environment. Such uncertainty and lower level of economic activity may reduce consumer demand and lead to a loss in revenue, which could potentially adversely affect Avast Group’s business, results of operations or financial condition.

The Avast Group is subject to evolving sanctions laws as well as governmental export controls, and any breaches of such laws could subject the Avast Group to fines or other forms or criminal or administrative penalties, as well as reputational damage.

The Avast Group is subject to complex export control and economic sanctions laws in the jurisdictions where it operates, including the United States, the European Union and the United Kingdom. Economic sanctions laws prohibit most dealings with listed persons, entities or bodies designated under the applicable sanctions regime, and restrict or prohibit certain business activities in certain sanctioned territories (notably, in respect of U.S. sanctions, Cuba, Iran, North Korea, Syria and the Ukrainian territory of Crimea). Export control laws impose controls, export license requirements and restrictions on the export of certain items, including software, and technology, such as encryption software and VPNs.

There is a risk that, despite the procedures and controls that the Avast Group and certain of its key suppliers or outsourced service providers implement to prevent breaches of sanctions and export control laws, sanctioned persons or users in sanctioned territories could download and use the Avast Group’s products in breach of applicable sanctions or export control laws. Such downloads and exports could have negative consequences for the Avast Group, including government investigations, fines and other forms of criminal or administrative penalties and reputational damage, to the extent that the Avast Group’s ongoing compliance efforts and remedial actions taken to prevent further persons from accessing its products in breach of sanctions are ineffective.

Actual, possible or perceived defects, disruptions or vulnerabilities in the products, solutions or cloud infrastructure of the Avast Group and its key suppliers or outsourced service providers, including risks from security attacks, which may lead to negative publicity, damage to the Avast Group’s reputation, and/or cause a decline in revenues and profits.

The Avast Group’s software is inherently complex and may contain material defects, errors or vulnerabilities that may cause it to fail to perform in accordance with user expectations. As may happen to any vendor of software, end users may find errors, failures and bugs in some new offerings after their initial distribution, particularly given that end users may deploy such products in computing environments with operating systems, software and/or hardware different than those in which the Avast Group tests products before release. In addition, certain of the Avast Group’s products operate in conjunction with third party systems which may contain vulnerabilities that the Avast Group fails to remedy.

The Avast Group has been, and may continue to be, the target of hackers’ intentional spam attacks on its email addresses and denial of service and other sophisticated attacks on its websites, mail system, network cloud infrastructure and firewalls. The Avast Group has a number of key suppliers and outsourced service providers, which may also be the target of such attacks. Such attacks may result in security breaches, disruption or damage to users’ computers or networks and theft of confidential information or other negative consequences. This may result in negative publicity, damage to the Avast Group’s brands, withdrawals from contracts, loss of or delay in market acceptance of the Avast Group’s products, loss of competitive position or claims by users or others against the Avast Group. While the Avast Group deploys sophisticated physical and electronic security protections and policies, procedures and protocols to protect against attacks and to help identify suspicious activity, no system or combination of systems can provide a guarantee of protection. If these intentionally disruptive efforts are, or the market perceives them to be, successful, the Avast Group may face legal liability and these efforts could adversely affect the Avast Group’s activities or harm its reputation, brand and future sales.

Furthermore, security software products and solutions may falsely identify programs or websites as malicious or otherwise undesirable (i.e., false positives). These “false positives” may impair the perceived reliability of the Avast Group’s services and may therefore harm its market reputation. Also, the Avast Group’s anti-spam and anti-spyware services may falsely identify emails or programs as unwanted spam or potentially unwanted programs, or alternatively fail to properly identify unwanted emails or programs, particularly as hackers often design spam emails or spyware to circumvent internet security software. Parties whose programs are incorrectly blocked by these products or solutions, or whose websites are incorrectly identified as unsafe or malicious, may seek redress against the Avast Group for labelling them as malicious and interfering with their businesses. In addition, false identification of emails or programs as unwanted spam or potentially unwanted software may reduce the popularity and adoption of the Avast Group’s services. Moreover, these false positives may render a device’s entire operating system unusable and disrupt or damage users’ devices. Alleviating any of these problems could require significant expenditures of capital and other resources and could cause interruptions, delays, or cessation of product licensing, which could result in the loss of both existing and potential users and could materially and adversely affect the Avast Group’s results of operations. In addition, the Avast Group could face claims for product liability, tort, breach of warranty or damages caused by faulty installation of, or defects in, its products. In the event of claims, provisions in contracts relating to warranty disclaimers and liability limitations may be unenforceable. Defending a lawsuit, regardless of its merit, could be costly and divert management attention.

A significant portion of the Avast Group’s users could stop using its products or switch to competing products in any given period.

To continue to maintain its user base, the Avast Group must retain existing users to the extent possible and continuously attract new users to replace those who exit the Avast Group’s user base. If the Avast Group does not offer products and services that appeal to users, its free user base may materially decline, and/or the Avast Group will fail to monetize its products and services, this will impact its business model viability. Avast revenues, competitive position and reputation could be materially and adversely affected if its new products and product upgrades fail to achieve widespread acceptance and do not appeal to users.

The Avast Group operates in a highly competitive environment and may not be able to compete successfully.

The consumer security industry is becoming more competitive and complex, in particular there is a progressive advancement of Microsoft’s Windows Defender antivirus solution. Technological developments from current and new competitors can develop quickly and disrupt the market. Current and new competitors may limit access to standard product interfaces and thereby inhibit Avast’s ability to develop products on their platforms. An increase in competition could result in lost business, reduced revenue and reduced profitability impacting Avast’s future financial and operational performance. New entrants into the security software industry, including those in emerging markets, may become Avast’s direct competitors and erode its market share. Avast’s results of operations will be materially and adversely affected if its competitors succeed in marketing products with better performance, functionality or at lower prices than its products. This may also have an impact on Avast’s reputation in the market.

Failure to keep track of customers’ demands and needs may result in Avast Group producing products that are less appealing to users.

The widespread acceptance of products and services in the marketplace is necessary to remain competitive. If Avast Group fails to keep track of its customers’ demands and needs, it may result in products that are less appealing to users. The impact of failing to keep up to date will see a decline in the free user base and also a less attractive set of products that customers are prepared to pay for that can generate revenue for Avast Group.

The success of Avast Group’s business depends on the talents and commitment of highly skilled individuals and teams.

The success of the business depends on the talents and commitment of highly skilled individuals and teams in a tight talent market where employee’s attitudes are changing due to the COVID-19 pandemic and the demand for flexible / hybrid working. Competition for these individuals is high and setting the right culture for these individuals to operate within is key. This risk is elevated as a result of the corporate activity underway, including the proposed Merger. Failing to create and maintain the right culture may result in individuals leaving and / or making it difficult to attract talent from the market. This risk has been heightened with the announcement of the proposed Merger.

The Avast Group operates in a number of jurisdictions with strict consumer laws and regulations, and any failure to comply with such laws and regulations may adversely affect its business.

A wide variety of local, national and international laws and regulations apply to consumer businesses such as the Avast Group’s, including those relating to the collection, use, retention, protection, disclosure, transfer and other processing of personal data, in addition to those related to auto-renewal billing and tax. These consumer compliance laws and regulations, such as those related to personal data and privacy, are evolving and may result in ever-increasing regulatory and public scrutiny and escalating levels of enforcement and sanctions, as well as private litigations. Failure to comply with applicable laws and regulations, or to protect such data, could result in enforcement action and/or investigations, including fines, imprisonment of company officials and public censure, claims for damages by users and other affected individuals, damage to reputation and loss of goodwill (both in relation to existing users and prospective users). Any of these consequences could have a material adverse effect on the Avast Group’s operations, financial performance and prospects, in addition to negatively impacting management’s time and resources to resolve any issues. The Avast Group operates globally and must continue to monitor changes to, understand and comply with the relevant laws in each jurisdiction. Furthermore, the Avast Group must rely on its third-party partners, over whom it has no control, to also comply with such laws and regulations. The failure to comply with any consumer laws and regulations in any jurisdiction could have a material adverse effect on the Avast Group’s financial condition, financial returns or results of operations.

The Avast Group may become subject to claims of intellectual property infringement by third parties that, regardless of merit, could result in litigation and materially adversely affect its business, results of operations or financial condition.

The Avast Group’s success largely depends on its ability to use and develop its technology without infringing the intellectual property rights of third parties, including patents, copyrights, trade secrets and trademarks. The Avast Group may be subject to litigation involving claims of patent infringement or violation of other intellectual property rights of third parties. The Avast Group has also in the past, and expects in the future, to be the target of so-called “patent trolls”, companies that do not manufacture or sell products and whose sole activity is to assert patent rights against accused infringers in an attempt to collect licensing fees. In addition, the Avast Group licenses and utilizes certain third party “proprietary” and “open source” software as part of its solutions offering. An author or another third party that distributes such third party or open source software could allege that the Avast Group had not complied with the conditions of one or more of these licenses. Any such claims, regardless of merit, could: (1) result in litigation, which could result in substantial expenses; (2) divert the attention of management; (3) cause significant delays; (4) materially disrupt the conduct of the business; and (5) have a material and adverse effect on the Avast Group’s financial condition and results of operations. As a consequence of such claims, the Avast Group could be required to pay substantial damages, develop non-infringing technology, enter into royalty-bearing licensing agreements, stop selling some or all of its products or re-brand certain products. If it appears necessary, the Avast Group may seek to license the intellectual property which the Avast Group is alleged to have infringed, potentially even if the Avast Group believes such claims to be without merit. However, such licensing agreements may not be available on acceptable terms, or at all. If the Avast Group cannot obtain required licenses, or if existing licenses are not renewed, litigation could result. Litigation is inherently uncertain and any adverse decision could result in a loss of proprietary rights, subject the Avast Group to significant liabilities, require the Avast Group to seek licenses from others and otherwise negatively affect the Avast Group’s business operations.

Avast operates a digital business globally, and the scale and complexity of new laws, including regarding data protection, autorenewal billing and tax, are increasing as the digital economy becomes the backbone of global economic growth.

New laws or changes in the interpretation or application of existing laws may impose restrictions and obligations on the Avast Group that negatively impact the Avast Group’s ability to operate or compete effectively and its profitability and ability to grow. Failure to comply with regulatory requirements could result in increased litigation (including class actions), investigations, fines and censure by governmental and regulatory bodies, resulting in negative financial consequences and an impact on management time and resources.

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